EXHIBIT 10.2

                          SECOND AMENDMENT TO AGREEMENT

         Reference is made to the Third Amended and Restated Credit Agreement dated as of June 21, 2001, among the FirstService Corporation, as Canadian Borrower and FirstService (USA), Inc. and FirstService Delaware, LP ("FSLP"), as U.S. Borrowers (collectively, the "Borrowers"), the wholly-owned subsidiaries named on the execution pages thereof, as unlimited guarantors (the "Guarantors"), the banks named on the execution pages thereof, as lenders (the "Lenders"), Bank One, N.A., as Syndication Agent, The Toronto-Dominion Bank, as Collateral Agent and Canadian Administration Agent, and Toronto Dominion (Texas) Inc., as U.S. Administration Agent, as amended by a First Amendment to Agreement dated as of ___________, 2003 (as the same may be further amended, supplemented, revised, replaced or restated from time to time) (the "Agreement").

         THIS SECOND AMENDMENT TO AGREEMENT is executed as of the 29th day of September, 2003 (the "Amendment Date"), by the Borrowers, the Guarantors and the Collateral Agent.

         Capitalized terms referred to and not defined herein shall have the meanings ascribed thereto in the Agreement.

         At the request of the Borrowers, the Collateral Agent has agreed, subject to Majority Lender consent, to amend certain provisions of the Agreement and to consent to the waiver of certain provisions thereof, but only to the extent and subject to the limitations set forth herein.

         NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       WAIVER AND CONSENT

         Subject to Section [8] hereof, the Collateral Agent hereby waives the restrictions and provides the consents required pursuant to Subsections 8.2(m) and 8.2(q) of the Agreement (as applicable) in respect of the incurrence of further debt by the Canadian Borrower and FSLP and the granting of guarantees and Security by such parties and, among others, their Subsidiaries, in respect of the proposed financing in favour of the Canadian Borrower and FSLP by certain purchasers (the "2003 Noteholders") listed on Schedule A to a Note a Guarantee Agreement (the "2003 Note Purchase Agreement") dated as of September 29, 2003 providing, among other things, for the issuance and sale by FSLP to the 2003 Noteholders of U.S.$50,000,000 aggregate principal amount of FSLP's 6.40% Guaranteed Senior Secured Notes due 2015 (the "2003 Notes") having the benefit of the Guarantees executed and delivered by the Canadian Borrower with respect to the 2003 Note Purchase Agreement and the 2003 Notes.

2.   AMENDMENT

     Effective as of the Amendment Date:

     (a)  Section 1.1 to the Agreement is hereby amended by:

          (i) deleting the reference to "U.S.$100,000,000" in the last line of the definition of "Secured Hedging Agreements" and substituting "U.S.$150,000,000" therefor;

          (ii) deleting the reference to "U.S.$140,000,000" in the third line of the definition of "Total Commitments" and substituting "U.S.$90,000,000" therefor;

          (iii)deleting the reference to "U.S.$100,000,000" in the first line of the definition of "Total U.S. Commitments" and substituting "U.S.$50,000,000" therefor; and

          (iv) deleting the reference to "U.S.$96,000,000" in the second line of the definition of "U.S. Revolving Facility Commitment" and substituting "U.S.$46,000,000" therefor;

     (b) Section 8.2(n)(ii)(I) of the Agreement is hereby amended by adding the following immediately after the reference to "the Note Purchase Agreement" therein:

               "and the Note and Guarantee Agreement dated as of September 29,
                2003, between, amongst others, the Canadian Borrower and the purchasers listed therein (the "2003 Note Purchase Agreement");

     (c) Section 8.2(n)(ii)(J) of the Agreement is hereby amended by adding "and the 2003 Note Purchase Agreement" immediately after the reference to "the Note Purchase Agreement" in the third line thereof;

     (d) Section 9.1(j) of the Agreement is hereby amended by adding the following at the end thereof:

                 "or an Event of Default (as defined in the 2003 Note
                  Purchase Agreement) shall have occurred and be continuing under the 2003 Note Purchase Agreement";

     (e) The execution pages of each of the U.S. Lenders to the Agreement, are hereby amended by deleting the Total Commitment amounts set out therein and substituting the Total Commitment amounts set out below, in respective of each the U.S. Lenders, as follows:

          Toronto-Dominion (Texas), Inc.                       U.S.$10,700,000
          Bank One, N.A.                                       U.S.$10,700,000
          CIBC Inc.                                            U.S.$10,700,000
          The Bank of Nova Scotia, New York Agency             U.S.$10,700,000
          Royal Bank of Canada, New York Branch                 U.S.$7,200,000;

     (f) The execution pages hereto constituting the execution pages of NCH Holdings Inc. ("NCH") and WATTS NCH Promotional Services Ltd. ("WNPS") shall constitute the execution pages to the Agreement of NCH and WNPS as Unlimited Guarantors to the Agreement; and

     (g) Schedule L to the Agreement is hereby deleted and Schedule L attached hereto is substituted therefor.

3.   NCH AND WNPS

     NCH and WNPS hereby confirm that by executing this Amendment they agree to be bound by the terms and provisions of the Agreement relating to Guarantors, including without limitation, Article XVI thereof, and all representation, warranties and covenants pertaining to such Guarantors thereunder, as though having been original signatories thereto.

4.   REAFFIRMATION OF OBLIGATIONS

     Each of the Borrowers and each of the Guarantors:

     (a)  reaffirm its obligations under the Agreement; and

     (b) confirms that its obligations remain in full force and effect with respect to the Agreement,

in each case after giving effect to the waivers, consents and amendments provided for herein.

5.   REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES

     Each of the Borrowers and each of the Guarantors hereby represent and warrant that as of the date of the execution of this Amendment and after giving effect to the waivers, consents and amendments provided for herein:

     (a)  there exists no Default or Event of Default under the Agreement; and

     (b) its representations and warranties contained in Article VIII of the Agreement are true and correct as of such dates, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

6.   WAIVERS

     The Waivers set out herein shall not be deemed to be a waiver of:

     (a) any other default or breach of any other term or condition of the Agreement or any other documents or other instrument executed pursuant to the Agreement or any other documents; or

     (b) any rights and remedies of the Lenders under the Agreement or any other documents or any other instrument executed pursuant to the Agreement or any other documents arising as a result of any other default or breach thereunder.

7.   NO OTHER CONSENT OR AMENDMENT

     Except to the limited extent set forth herein:

     (a) no consent to or amendment of any other term, condition, covenant, agreement or any other aspect of the Agreement is intended or implied; and

     (b) except for the specific period of time and circumstances covered by this agreement, no other aspect of the covenants referred to herein is amended, including without limitation for any other period or circumstance, and no such waiver or amendment is intended or implied.

This Amendment is therefore limited exclusively to the specific purposes and time period for which it is given.

8.   CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective upon:

     (a) delivery to the Collateral Agent of ten (10) originally executed copies of this Amendment, dated the Amendment Date, as executed by the Borrowers and Guarantors;

     (b) the Collateral Agent having received executed forms of the attached Instructing Group Consents from each of the Lenders constituting Majority Lenders;

     (c) delivery to the Collateral Agent of ten originally executed copies of the Intercreditor Agreement (as defined below) in form and in substance satisfactory to the Lenders and Lenders' counsel (Ogilvy Renault);

     (d) delivery to the Collateral Agent of two certified copies of the 2003 Note Purchase Agreement;

     (e) delivery to the Collateral Agent of all security and documents required to be delivered under the Agreement to the Collateral Agent and Lenders in respect of the reorganizations of the [PROPERTY MANAGEMENT COMPANIES (i.e. CAMCO] and the [WATTS GROUP OF COMPANIES];

     (f) delivery to the Collateral Agent of certificates executed by an officer of each of the Borrowers and Guarantors certifying that their respective Boards of Directors have each adopted resolutions that are in full force and effect, without modification or amendment, authorizing the execution, delivery and performance by such Borrower or Guarantor of this Amendment, the Intercreditor Agreement (as defined below), the 2003 Note Purchase Agreement and the Omnibus Amendment Agreement dated as of September 29, 2003, between, amongst others, the Guarantors, Borrowers and the 2003 Noteholders;

     (g) the Collateral Agent being satisfied with and having completed all due diligence which it considers necessary or appropriate in its discretion in regard to the 2003 Note Purchase Agreement and the financing thereunder;

     (h) the Collateral Agent being satisfied with all proceedings to be taken in connection with the transactions contemplated by this Amendment, the 2003 Note Purchase Agreement and the Amended and Restated Intercreditor Agreement dated as of September 29, 2003, between, amongst others, the Lenders and the 2003 Noteholders (the "Intercreditor Agreement") and other documents or instruments incident hereto or thereto which are contemplated in connection herewith or therewith;

     (i) payment to the Collateral Agent on behalf of the Lenders of sufficient funds received by the Canadian Borrower and FSLP, pursuant to the 2003 Note Purchase Agreement, to reduce the outstanding Total Commitments to U.S.$90,000,000 and to reduce the Total U.S. Commitments, as a subset of the Total Commitments, to U.S.$50,000,000; and

     (j) delivery of any other documents, opinions of legal counsel, financial statements, and such other writings as may be required by the Collateral Agent and Ogilvy Renault;

9.       GUARANTOR ACKNOWLEDGEMENT

         The Guarantors (i) consent to and approve the execution and delivery of this Agreement by the parties hereto, (ii) agree that this Amendment does not and shall not limit or diminish in any manner the obligations of the Guarantors under the guarantees pursuant to the Agreement (the "Guarantees") and under the Agreement as amended hereunder, and that such obligations would not be limited or diminished in any manner even if the Guarantors had not executed this Amendment, (iii) agree that this Amendment shall not be construed as requiring the consent of the Guarantors in any other circumstance, (iv) reaffirm their obligations, representations and warranties under the Guarantees and under the Agreement, and (v) agree that the Guarantees and the Agreement remain in full force and effect and are hereby ratified, continued and confirmed.

10.      SECURITY

         By signing this Agreement, the Borrowers and Guarantors confirm that all security delivered to or for the benefit of the Collateral Agent on behalf of the Lenders pursuant to the Agreement remains in full force and secures all indebtedness, liabilities and obligations of the Borrowers and Guarantors under the Agreement as amended by this Amendment.

11.      NO NOVATION

         This Amendment will not discharge or constitute novation of any debt, obligation, covenant or agreement contained in the Agreement or any of the documents or security delivered pursuant thereto but same shall remain in full force and effect save to the extent same are amended by the provisions of this Amendment.

12.      EXPENSES

         All reasonable expenses of the Collateral Agent in connection with this Amendment and the related documentation, including all reasonable legal fees and disbursements incurred by the Collateral Agent, shall be for the account of Borrowers.

13.      BENEFIT OF AGREEMENT

         This Amendment enures to the benefit of and binds the parties and their respective successors and permitted assigns.

14.      FURTHER ASSURANCES

         Each party shall from time to time promptly execute and deliver all further documents and take all further action necessary to give effect to the provisions and intent of this Amendment.

15.      COUNTERPARTS

         This Amendment may be executed in one or more counterparts, including by way of facsimile, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

16.      GOVERNING LAW

         This Amendment shall be interpreted and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.



FIRSTSERVICE CORPORATION, AS            THE TORONTO-DOMINION BANK, AS
 CANADIAN BORROWER                      COLLATERAL AGENT

Per:    _____________________________   Per: __________________________________
Name:                                   Name:
Title:                                  Title:

Per:    _____________________________   Per: __________________________________
Name:                                   Name:
Title:                                  Title:

I/We have the authority to bind the Corporation


FIRSTSERVICE (USA), INC., AS U.S.
BORROWER

Per:   _________________________________
Name:
Title:

Per:   _________________________________
Name:
Title:

I/We have the authority to bind the Corporation

FIRSTSERVICE DELAWARE, LP BY
ITS GENERAL PARTNER,
FIRSTSERVICE GP INC., AS U.S.
BORROWER

Per:   _________________________________
Name:
Title:

Per:   _________________________________
Name:
Title:
I/We have the authority to bind the Corporation



INTERCON SECURITY LIMITED, AS
UNLIMITED GUARANTOR

Per:   _________________________________
Name:
Title:

Per:   _________________________________
Name:
Title:

I/We have the authority to bind the Corporation

ALBERTA SECURITY &
INVESTIGATION LTD., AS UNLIMITED
GUARANTOR

Per:   _________________________________
Name:
Title:

Per:   _________________________________
Name:
Title:

I/We have the authority to bind the Corporation


CENTURY INVESTIGATION &
SECURITY SERVICE, INC., AS
UNLIMITED GUARANTOR

Per:   _________________________________
Name:
Title:

Per:   _________________________________
Name:
Title:

I/We have the authority to bind the Corporation

FIRSTSERVICE GP INC., AS UNLIMITED
GUARANTOR

Per:   _________________________________
Name:
Title:

Per:   _________________________________
Name:
Title:
I/We have the authority to bind the Corporation



FS WATTS LTD., AS UNLIMITED
GUARANTOR

Per:   _________________________________
Name:
Title:

Per:   _________________________________
Name:
Title:

I/We have the authority to bind the Corporation

NCH HOLDINGS INC., AS UNLIMITED
GUARANTOR
Per:   _________________________________
Name:
Title:

Per:   _________________________________
Name:
Title:
I/We have the authority to bind the Corporation

WATTS NCH PROMOTIONAL
SERVICES LTD., AS UNLIMITED
GUARANTOR


Per:   _________________________________
Name:
Title:

Per:   _________________________________
Name:
Title:
I/We have the authority to bind the Corporation